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                                                                    EXHIBIT 23.1
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              Consent of Independent Certified Public Accountants
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The Board of Directors
PathoGenesis Corporation

We consent to the use of our reports incorporated herein by reference.


                                                  KPMG LLP
Seattle, Washington
July 13, 2000